Exhibit 10.33

AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

dated as of March 17, 2014

among

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC.,

IMS HEALTH INCORPORATED,

EACH OF THE GRANTORS PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Administrative Agent

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SECTION 7. FURTHER ASSURANCES; ADDITIONAL GRANTORS

7.1.	[RESERVED]	13
7.2.	FURTHER ASSURANCES	14
7.3.	ADDITIONAL GRANTORS	14

SECTION 8. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT

8.1.	POWER OF ATTORNEY	15
8.2.	NO DUTY ON THE PART OF THE ADMINISTRATIVE AGENT OR SECURED PARTIES	15

SECTION 9. REMEDIES

9.1.	GENERALLY	16
9.2.	APPLICATION OF PROCEEDS	17
9.3.	SALES ON CREDIT	17
9.4.	INVESTMENT RELATED PROPERTY	17
9.5.	GRANT OF INTELLECTUAL PROPERTY LICENSE	18
9.6.	INTELLECTUAL PROPERTY	18
9.7.	[RESERVED]	19
9.8.	RECEIVABLES	19

SECTION 10. ADMINISTRATIVE AGENT

SECTION 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS

SECTION 12. STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM

SECTION 13. MISCELLANEOUS

SCHEDULE A — COLLATERAL DISCLOSURE SCHEDULE

SCHEDULE 5.4 — FILING OFFICES

EXHIBIT A — SECURITY AGREEMENT SUPPLEMENT

EXHIBIT B — TRADEMARK SECURITY AGREEMENT

EXHIBIT C — COPYRIGHT SECURITY AGREEMENT

EXHIBIT D — PATENT SECURITY AGREEMENT

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This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of March 17, 2014 (this “Agreement”), among Healthcare Technology Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), IMS Health Incorporated, a Delaware corporation (“Parent Borrower”), and each of the subsidiaries of Parent Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and Bank of America, N.A., as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Third Amended and Restated Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Parent Borrower, Holdings, IMS AG, a Swiss corporation and a subsidiary of Parent Borrower, IMS Japan K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower, certain subsidiaries of Parent Borrower, as Guarantors, the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Secured Hedge Agreements and one or more Secured Cash Management Agreements; and

WHEREAS, in consideration of the extensions of credit and other accommodations of the Secured Parties as set forth in the Credit Agreement, the Secured Hedge Agreements and the Secured Cash Management Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Administrative Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

1.1. General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” shall have the meaning assigned in Section 7.3.

“Administrative Agent” shall have the meaning set forth in the preamble.

“Agreement” shall have the meaning set forth in the preamble.

“Certification Date” shall mean the later of (i) the Effective Date and (ii) the date of the most recent certificate delivered to Administrative Agent pursuant to Section 6.02(d) of the Credit Agreement.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Administrative Agent.

“Collateral Disclosure Schedule” shall mean that certain disclosure schedule attached hereto as Schedule A.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Copyright Licenses” shall mean any and all written agreements and licenses providing for the granting of any right in or to Copyrights or otherwise providing for a covenant not to sue (whether such Grantor is licensee or licensor thereunder).

“Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software, whether registered or unregistered, and reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 7 of the Collateral Disclosure Schedule under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, and (iv) all rights to sue for past, present and future infringements thereof.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Grantors” shall have the meaning set forth in the preamble.

“Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof).

“Intellectual Property” shall mean, collectively, the Copyrights, the Patents, the Trademarks and the Trade Secrets.

“Intellectual Property Licenses” shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses and Trade Secret Licenses.

“Intellectual Property Security Agreements” shall mean the Copyright Security Agreements, the Patent Security Agreement and the Trademark Security Agreements, or any of them, as the context may require.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral which are material to the business of Parent Borrower and its Restricted Subsidiaries, taken as a whole.

“Parent Borrower” shall have the meaning set forth in the preamble.

“Patent Licenses” shall mean all written agreements and licenses providing for the granting of any right in or to Patents or otherwise providing for a covenant not to sue (whether such Grantor is licensee or licensor thereunder).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar governmentally issued industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application required to be listed in Schedule 7 of the Collateral Disclosure Schedule under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, and (vi) all rights to sue for past, present and future infringements thereof.

“Permitted Liens” means Liens permitted by Section 7.01 of the Credit Agreement.

“Pledged Debt” shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 6 of the Collateral Disclosure Schedule under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust.

“Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5 of the Collateral Disclosure Schedule under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all warrants, rights, options, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5 of the Collateral Disclosure Schedule under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all warrants, rights, options, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5 of the Collateral Disclosure Schedule under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all warrants, rights, options, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers and documents relating to Receivables, including, without limitation, all tapes, computer tapes, computer discs, computer runs and record keeping systems, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Required Approvals” means, with respect to any Broker-Dealer Subsidiary, approvals as required by applicable Law (including rules and regulations of any self-regulatory organization of which the Broker-Dealer Subsidiary is a member).

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents, Lenders, the Hedge Banks and the Cash Management Banks, and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05 of the Credit Agreement.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Agreement Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.

“Termination Date” means the date on which the Aggregate Commitments are terminated and all Secured Obligations are paid in full in cash (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Obligations under Secured Hedge Agreements and Secured

Cash Management Agreements and (iii) the Outstanding Amount of the L/C Obligations that have been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer).

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder).

“Trade Secrets” shall mean all trade secret data, information, and know-how, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to the right to sue for past, present and future misappropriation or other violation of any Trade Secret.

“Trademark Licenses” shall mean any and all written agreements and licenses providing for the granting of any right in or to Trademarks or otherwise providing for a covenant not to sue or permitting co-existence (whether such Grantor is licensee or licensor thereunder).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 7 of the Collateral Disclosure Schedule under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, and (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

1.2. Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, Bank, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Account, Entitlement Order, Equipment, Fixtures, General Intangibles, Goods, Instrument, Inventory, Letter of Credit Right, Money, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Schedule or Exhibit shall be to a Section, a

Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

2.1. Grant of Security. Subject to Section 2.2, each Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all of the following personal property and fixtures of such Grantor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Documents;

(d) General Intangibles;

(e) Goods (including, without limitation, Inventory and Equipment);

(f) Fixtures;

(g) Instruments;

(h) Insurance;

(i) Intellectual Property and Intellectual Property Licenses;

(j) Investment Related Property (including, without limitation, Deposit Accounts);

(k) Letter of Credit Rights;

(l) Money;

(m) Pledged Debt;

(n) Pledged Equity Interests;

(o) Receivables and Receivable Records;

(p) Commercial Tort Claims described on Schedule 8 of the Collateral Disclosure Schedule (as such schedule may be amended or supplemented from time to time);

(q) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(r) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2. Certain Limited Exclusions. Notwithstanding anything herein to the contrary, (a) in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Asset and (b) for the avoidance of doubt, the exercise of rights and remedies with respect to Equity Interests of a Broker-Dealer Subsidiary owned directly by a Grantor shall be subject to the Administrative Agent obtaining the Required Approvals.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)), of all Obligations, including Guaranteed Obligations (as defined in the U.S. Guaranty), of every Grantor (the “Secured Obligations”).

3.2. Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof, and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto, nor shall the Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) except as expressly provided herein, the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS

From the Effective Date, and thereafter until the Termination Date, each Grantor agrees that:

4.1. Delivery Requirements.

(a) With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Administrative Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Administrative Agent or in blank.

(b) With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Administrative Agent all such Instruments or Tangible Chattel Paper duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $10,000,000 individually.

4.2. [Reserved].

4.3. Intellectual Property Recording Requirements.

(a) In the case of any Collateral consisting of registered or applied for U.S. Patents owned by any Grantor, such Grantor shall execute and deliver to the Administrative Agent a Patent Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such owned Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Administrative Agent.

(b) In the case of any Collateral consisting of registered or applied for U.S. Trademarks owned by any Grantor, such Grantor shall execute and deliver to the Administrative Agent a Trademark Security Agreement in substantially the form of Exhibit B hereto (or a supplement thereto) covering all such owned Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Administrative Agent.

(c) In the case of any Collateral consisting of registered or applied for U.S. Copyrights owned by any Grantor, such Grantor execute and deliver to the Administrative Agent a Copyright Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such owned registered Copyrights in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Administrative Agent.

4.4. Other Actions. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Administrative Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Administrative Agent or its designee following an Event of Default and to the substitution of the Administrative Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.5. Timing and Notice. Subject to Section 6.11 of the Credit Agreement, (x) with respect to any Collateral in existence on the Effective Date, each Grantor shall comply with the requirements of Section 4 on the Effective Date, (y) with respect to any Collateral consisting of registered or applied for U.S. Patents, registered or applied for U.S. Trademarks and registered or applied for U.S. Copyrights, each Grantor shall, concurrently with any delivery of financial statements pursuant to Sections 6.01(a) and (b), comply with the requirements of Section 4.3 for any such Intellectual Property created or acquired during the period covered by such financial statements and (z) with respect to any other Collateral hereafter owned or acquired, each Grantor shall comply with such requirements within 60 days of Grantor acquiring rights therein (or such longer period as determined by the Administrative Agent in its sole discretion).

SECTION 5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the Effective Date and on date of each Credit Extension, that:

5.1. Grantor Information and Status.

(a) As of the Effective Date, Schedule 1(a) of the Collateral Disclosure Schedule sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, and (5) its organizational identification number, if any;

(b) As of the Effective Date, except as provided on Schedules 1(b) and 1(c) of the Collateral Disclosure Schedule, (i) it has not changed its name or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise), in each case, within the five (5) years prior to Effective Date and (ii) it has not changed its jurisdiction of organization within the four (4) months prior to the Effective Date; and

(c) As of the Certification Date, Schedule 2 of the Collateral Disclosure Schedule (as such schedules may be amended or supplemented from time to time) sets forth the jurisdiction where the chief executive office or its sole place of business is located.

5.2. Collateral Identification. As of the Certification Date, Schedules 5(a), 5(b), 7(a), 7(b) and 8 of the Collateral Disclosure Schedule (as such schedules may be amended or supplemented from time to time) set forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) all United States registrations of and applications for Patents, Trademarks and Copyrights owned by each Grantor and (3) Commercial Tort Claims, in each case, to the extent required to be included in such schedules.

5.3. [Reserved].

5.4. Status of Security Interest.

(a) upon the filing of financing statements naming each Grantor as “debtor” and the Administrative Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Administrative Agent in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute a valid, perfected, first priority Liens subject in the case of priority only, to any Permitted Liens with respect to Collateral;

(b) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Administrative Agent hereunder shall constitute valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens); and

(c) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for the pledge or grant by any Grantor of the Liens purported to be created in favor of the Administrative Agent hereunder, except (A) for the filings contemplated by clause (a) above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) with respect to the exercise of any foreclosure, voting, assignment, transfer or other rights or remedies in respect of the Equity Interests of any Broker-Dealer Subsidiary, obtaining the Required Approvals.

(d) Notwithstanding anything herein (including this Section 5.4), no Grantor makes any representation or warranty hereunder (A) as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Administrative Agent or any Secured Party with respect thereto, under foreign Law, (B) as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, or the priority or enforceability of any pledge or security interest, in each case with respect to Collateral that is subject to Section 6.11 of the Credit Agreement, prior to the time such pledge, creation or perfection, as applicable, is required pursuant to the terms thereof.

5.5. [Reserved].

5.6. Pledged Equity Interests, Investment Related Property.

(a) Subject to any transfers or dispositions made in compliance with the Credit Agreement, it is the record and beneficial owner of the Pledged Equity Interests free of all Liens other than Permitted Liens and, as of the Effective Date, there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, any Pledged Equity Interests that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Equity Interests hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(b) As of the Effective Date, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Administrative Agent in any Pledged Equity Interests or the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof, except (i) such as have been obtained, taken, given or made and are in full force and effect, (ii) for filings and registrations necessary to perfect Liens created pursuant to the Credit Documents, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iv) as may be required in connection with the disposition of any portion of the Collateral by Laws affecting the offering and sale of securities generally and (v) with respect to the exercise of any foreclosure, voting, assignment, transfer or other rights or remedies in respect of the Equity Interests of any Broker-Dealer Subsidiary, obtaining the Required Approvals; and

(c) As of the Effective Date, except as set forth in Schedule 5 of the Collateral Disclosure Schedule, all of the Pledged LLC Interests and Pledged Partnerships are or represent interests that by their terms provide that they are securities governed by the Uniform Commercial Code of an applicable jurisdiction.

5.7. Intellectual Property.

(a) As of the Certification Date, it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 7 of the Collateral Disclosure Schedule (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all Material Intellectual Property, free and clear of all Liens, except for Permitted Liens;

(b) all Material Intellectual Property is subsisting, except to the extent the failure to be so would not cause a Material Adverse Effect;

(c) except as would not cause a Material Adverse Effect, each Grantor has performed all acts and has paid all renewal, maintenance and other fees and taxes required to maintain the Material Intellectual Property in full force and effect;

(d) except as would not cause a Material Adverse Effect: (i) the conduct of such Grantor’s business does not infringe upon or misappropriate or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right of any other Person; (ii) no claim has been made that the use of any Material Intellectual Property owned or used by Grantor (or any of its respective licensees) infringes upon, misappropriates or otherwise violates the asserted rights of any other Person, and (iii) no demand that Grantor enter into a license or co-existence agreement has been made but not resolved; and

(e) to the best of each Grantor’s knowledge, and except as would not cause a Material Adverse Effect, no other Person is infringing upon, misappropriating or otherwise violating any rights in any Material Intellectual Property owned by such Grantor.

SECTION 6. COVENANTS AND AGREEMENTS.

From the Effective Date, and thereafter until the Termination Date, each Grantor hereby covenants and agrees that:

6.1. [Reserved].

6.2. Special Collateral. In the event that it hereafter acquires or has any Commercial Tort Claim where the amount of damages claimed exceeds $15,000,000 individually and for which a complaint was filed in a court of competent jurisdiction in the United States, it shall within 45 days after the end of the fiscal quarter in which such complaint was filed (or such longer period as determined by the Administrative Agent in its sole discretion) deliver to the Administrative Agent a completed Security Agreement Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3. [Reserved].

6.4. Status of Security Interest. Notwithstanding anything to the contrary herein, no Grantor shall be required (a) to take any action to perfect any the security interests granted by this Agreement by any means other than by (i) filings pursuant to the Uniform Commercial Code of the relevant State(s) (excluding fixture filings in respect of anything other than Material Real Property), (ii) federal filings with respect to Intellectual Property as expressly required elsewhere herein, (iii) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of Instruments, Tangible Chattel Paper, Pledged Debt or Pledged Equity Interests as expressly required elsewhere herein, (iv) in the case of Collateral that consists of Commercial Tort Claims, taking the actions specified in Section 6.2 and (v) other methods expressly provided for herein, or (b) to perfect in any assets subject to a certificate of title statute. No Grantor shall be required to (x) enter into control agreements or provide to the Administrative Agent perfection by Control with respect to any Collateral (other than delivery of Certificated Securities, if applicable, to the extent required by Section 4.1 in respect of Pledged Equity Interests) or (y) except for the Foreign Collateral Documents and other actions required under the Laws of Switzerland with respect to the security interests granted by the Swiss Loan Parties and the pledge of Equity Interests in the Swiss Subsidiary Borrower by IMS Netherlands Holding B.V. and actions required under the Laws of Japan with respect to the security interests granted by the Japanese Subsidiary Borrower and the pledge of Equity Interests in the Japanese Subsidiary Borrower by the Parent Borrower, take any actions under any laws outside of the United States to grant, preserve, perfect or provide better assurance for, or for the enforcement of, any security interest granted hereunder (including any Intellectual Property registered in any non-U.S. jurisdiction).

6.5. [Reserved].

6.6. Pledged Equity Interests, Investment Related Property.

(a) Except as provided in the next sentence, in the event such Grantor receives any non-Cash dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property included in the Collateral, upon the merger, consolidation, liquidation or dissolution of any issuer of such Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall promptly (and in any event within 60 days) take all steps, if any, necessary or reasonably requested by the Administrative Agent to ensure the validity, perfection, priority and, if applicable, control of the Administrative Agent over such Investment Related Property (including, without limitation, delivery thereof to the Administrative Agent) and pending any such action such Grantor shall be deemed (subject to the terms of the Credit Agreement) to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Administrative Agent. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent authorizes each Grantor to retain all cash dividends and distributions and all scheduled payments of interest in respect of such Pledged Equity Interests and other Investment Related Property.

(b) Voting.

(i) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified Parent Borrower that the rights of the Grantor under this Section 6.6 are suspended:

(1) each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof included in the Collateral for any purpose permitted by the terms of this Agreement or the Credit Agreement; provided, that no Grantor shall exercise any such right, except as may be permitted under this Agreement or the Credit Agreement, if such action would materially and adversely affect the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement or the Credit Agreement or the ability of the Secured Parties to exercise the same; and

(2) the Administrative Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor (after reasonable advance notice) all proxies, powers of attorney and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent it is entitled to exercise such rights pursuant to Section 6.6(b)(i)(l) above; and

(ii) Upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days prior written notice from the Administrative Agent to such Grantor of the Administrative Agent’s intention to exercise such rights with respect to any Investment Related Property included in the Collateral (subject to, prior to the exercise by the Administrative Agent of its voting and other consensual rights with respect to the Equity Interests of any Broker-Dealer Subsidiary, obtaining the Required Approvals):

(1) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, that the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights,

(2) in order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth in Section 8.1.

6.7. Intellectual Property.

(a) Except to the extent the failure to do so would not reasonably be expected to result in a Material Adverse Effect, it shall not do any act or knowingly omit to do any act whereby any of the Material Intellectual Property lapses, or becomes abandoned, dedicated to the public, or unenforceable, or which would render invalid or unenforceable the grant of the security interest granted therein;

(b) Within 60 days after the end of each Fiscal Quarter, it shall notify the Administrative Agent if it knows that any item of Material Intellectual Property becomes (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, (c) subject to any adverse determination in any action or proceeding in the United States Patent and Trademark Office or the United States Copyright Office or (d) is the subject of any reversion or termination rights in favor of a third party;

(c) except to the extent the failure to do so would not reasonably be expected to result in a Material Adverse Effect, it shall take all reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office to pursue any application and maintain any registration of each Trademark, Patent and Copyright owned by any Grantor and constituting Material Intellectual Property which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 7 of the Collateral Disclosure Schedule (as each may be amended or supplemented from time to time); and

(d) it shall take all commercially reasonable steps to protect the secrecy of all Trade Secrets, including, without limitation, making commercially reasonable efforts to enter into confidentiality agreements with certain employees and consultants and labeling and restricting access to secret information and documents.

SECTION 7. FURTHER ASSURANCES; ADDITIONAL GRANTORS.

From the Effective Date, and thereafter until the Termination Date, each Grantor agrees that:

7.1. [Reserved].

7.2. Further Assurances.

(a) Subject to Section 6.4, each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further commercially reasonable action, that may be necessary, or that the Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, record security interests in intellectual property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Administrative Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office; and

(iii) at the Administrative Agent’s reasonable request, take any and all commercially reasonable actions necessary to defend such Grantor’s title to or the Administrative Agent’s security interest in all or any part of the Collateral.

(b) Each Grantor hereby authorizes the Administrative Agent to file a Record or Records, including, without limitation, financing or continuation statements, intellectual property security agreements and amendments to any of the foregoing, in any jurisdictions and with any filing offices as the Administrative Agent may reasonably determine are necessary or advisable to perfect or otherwise protect the security interest granted to the Administrative Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or words of similar effect.

7.3. Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto (in accordance with the terms of Section 6.11 of the Credit Agreement or as directed by the Parent Borrower in its sole discretion) as additional Grantors (each, an “Additional Grantor”), by executing a Security Agreement Supplement. Upon delivery of any such Security Agreement Supplement to the Administrative Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Restricted Subsidiary of Parent Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.

8.1. Power of Attorney. To the maximum extent permitted by applicable law, each Grantor hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Administrative Agent or otherwise, from time to time in the Administrative Agent’s discretion (x) to prepare and file any UCC financing statements against such Grantor as debtor and to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor and (y) to take any action and to execute any instrument that the Administrative Agent may deem necessary to accomplish the purposes of this Agreement at any time after the occurrence and during the continuance of an Event of Default (subject to, with respect to the exercise of any foreclosure, voting, assignment, transfer or other rights or remedies in respect of the Equity Interests of any Broker-Dealer Subsidiary, obtaining the Required Approvals). Without limiting the generality of the foregoing, the Administrative Agent shall have the right, either in the Administrative Agent’s name or in the name of such Grantor after the occurrence of and during the continuance of an Event of Default (subject to, with respect to the exercise of any foreclosure, voting, assignment, transfer or other rights or remedies in respect of the Equity Interests of any Broker-Dealer Subsidiary, obtaining the Required Approvals):

(a) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Administrative Agent pursuant to the Credit Agreement;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

(e) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand; and

(f) generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2. No Duty on the Part of the Administrative Agent or Secured Parties. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured

Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 9. REMEDIES.

9.1. Generally.

(a) If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously (subject to, prior to the exercise by the Administrative Agent of its foreclosure, voting, assignment, transfer or other rights with respect to the Equity Interests of any Broker-Dealer Subsidiary, obtaining the Required Approvals):

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties;

(ii) enter onto any owned property or, to the extent lawful and permitted, leased by any of the Grantors where any Collateral is located for a reasonable period of time in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided, that that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such occupancy;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Administrative Agent deems appropriate; and

(iv) subject to the mandatory requirements of applicable law and the notice requirements described below, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable.

(b) The Administrative Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC, and the Administrative Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall give the applicable Grantors at least 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and, to the extent required under Section 10.04 of the Credit Agreement, the fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any sale pursuant to the provision of this Section 9.1 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC.

9.2. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Administrative Agent in the order set forth in Section 8.03 of the Credit Agreement.

9.3. Sales on Credit. If the Administrative Agent sells any of the Collateral upon credit, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take and pay for the Collateral so sold. In the event the purchaser fails to pay for the Collateral, the Administrative Agent may resell the Collateral upon like notice.

9.4. Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Administrative Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5. Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license, subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, assign, license or sublicense any of the Intellectual Property included in the Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located but only to the extent required to properly exercise rights and remedies expressly set forth in this Section 9. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

9.6. Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) the Administrative Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Administrative Agent or otherwise, in the Administrative Agent’s sole discretion, to enforce any Intellectual Property included in the Collateral, in which event such Grantor shall, at the request of the Administrative Agent, do any and all commercially reasonable lawful acts and execute any and all documents required by the Administrative Agent in aid of such enforcement; provided, that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to exercising such rights;

(ii) upon written demand from the Administrative Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Administrative Agent or such Administrative Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Administrative Agent such documents as are necessary to carry out the intent and purposes of this Agreement; and

(iii) the Administrative Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property included in the Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Administrative Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Administrative Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Administrative Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by the Administrative Agent; provided, that, after giving effect to such reassignment, the Administrative Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Administrative Agent and the Secured Parties.

9.7. [Reserved].

9.8. Receivables. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right at any time to notify any Account Debtor of the Administrative Agent’s security interest in the Receivables and any Supporting Obligation and may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Administrative Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Administrative Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Collateral Account maintained under the sole dominion and control of the Administrative Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Administrative Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 10. ADMINISTRATIVE AGENT.

10.1. The Administrative Agent has been appointed to act as Administrative Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Credit Agreement relating to the Administrative Agent including, without limitation, the provisions relating to resignation or removal of the Administrative Agent and the powers and duties and immunities of the Administrative Agent are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

10.2. Each Grantor, jointly with the other Grantors and severally, hereby agrees to (a) indemnify and hold harmless, and (b) pay all reasonable and documented out-of-pocket expenses incurred by, the Administrative Agent or any Lender, in each case, to the same extent and in the same manner as provided in Section 10.04 and 10.05 of the Credit Agreement, as applicable, with the same full force and effect as if such Grantor were bound by such agreement as the Parent Borrower under the Credit Agreement. The agreements in this Section 10.2 shall survive the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations and, with respect to the agreements in Section 10.2(a), the resignation of the Administrative Agent and the replacement of any Lender. This Section 10.2 shall not apply to Taxes other than Taxes that represent liabilities, losses, damages, etc. resulting from a non-Tax claim.

SECTION 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect and be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors, transferees and assigns until the Termination Date. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest granted hereby in such Collateral shall automatically terminate hereunder to the extent provided in such written consent and of record and all rights to the Collateral shall revert to Grantors. On the Termination Date, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination or release the Administrative Agent shall, at Grantors’ expense, promptly execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Administrative Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Administrative Agent, including financing statement amendments to evidence such release.

SECTION 12. STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM.

The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

SECTION 13. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.02 of the Credit Agreement. No failure or delay on the part of the Administrative Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Administrative Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

THE GRANTORS, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

THE GRANTORS THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN THE THIRD PARAGRAPH OF THIS SECTION 13. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:

IMS HEALTH INCORPORATED

By:	/s/ Jeffrey J. Ford
Name:	Jeffrey J. Ford
Title:	Vice president and Treasurer

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey J. Ford
Name:	Jeffrey J. Ford
Title:	Vice President and Treasurer

[Signature Page to Security Agreement]

AMUNDSEN PUBLICATIONS, LLC
APPATURE INC.
ARSENAL HOLDING COMPANY
ARSENAL HOLDING (II) COMPANY
DATA NICHE ASSOCIATES, INC.
IMS HEALTH FINANCE, INC.
IMS HEALTH HOLDING CORPORATION
IMS HEALTH INDIA HOLDING CORPORATION
IMS HEALTH INVESTING CORPORATION
IMS HEALTH INVESTMENTS, INC.
IMS HEALTH PURCHASING, INC.
IMS HEALTH TRADING CORPORATION
IMS HOLDING INC.
IMS SERVICES, LLC
IMS TRADING MANAGEMENT, INC.
RX INDIA CORPORATION
THE AMUNDSEN GROUP, INC.
TTC ACQUISITION CORPORATION
VALUEMEDICS RESEARCH, LLC

By:	/s/ Jeffrey J. Ford
Name:	Jeffrey J. Ford
Title:	President

[Signature Page to Security Agreement]

IMS CONTRACTING & COMPLIANCE, INC. IMS GOVERNMENT SOLUTIONS, INC. IMS HEALTH TRANSPORTATION SERVICES CORPORATION IMS SOFTWARE SERVICES LTD. MED-VANTAGE, INC. PHARMETRICS, INC.

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Treasurer

[Signature Page to Security Agreement]

THE TAR HEEL TRADING COMPANY, LLC

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

[Signature Page to Security Agreement]

ENTERPRISE ASSOCIATES L.L.C.

By:	/s/ Harshan Bhangdia
	Name:	Harshan Bhangdia
	Title:	President

[Signature Page to Security Agreement]

COORDINATED MANAGEMENT HOLDINGS, L.L.C. COORDINATED MANAGEMENT SYSTEMS, INC. MARKET RESEARCH MANAGEMENT, INC. SPARTAN LEASING CORPORATION

By:	/s/ Cathy LoBosco
	Name:	Cathy LoBosco
	Title:	President

[Signature Page to Security Agreement]

IMS CHINAMETRIK INCORPORATED

By:	/s/ Cathy LoBosco
	Name:	Cathy LoBosco
	Title:	Vice President

[Signature Page to Security Agreement]

IMS HEALTH LICENSING ASSOCIATES, L.L.C.

By:	/s/ Sean Ascher
	Name:	Sean Ascher
	Title:	Responsible Officer

[Signature Page to Security Agreement]

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD.

By:	/s/ Sean Ascher
	Name:	Sean Ascher
	Title:	Vice President and Treasurer

[Signature Page to Security Agreement]

BANK OF AMERICA, N.A. As Administrative Agent

By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

[Signature Page to Security Agreement]

SCHEDULE A

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL DISCLOSURE SCHEDULE

Provided Under Separate Cover

COLLATERAL DISCLOSURE SCHEDULE

March 17, 2014

Reference is hereby made to (i) that certain Amended and Restated Pledge and Security Agreement, dated as of March 17, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among IMS Health Incorporated, a Delaware corporation (the “Parent Borrower”), Healthcare Technology Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the other Grantors (as defined therein) party thereto and the Administrative Agent (as hereinafter defined) and (ii) that certain Third Amended and Restated Credit Agreement, dated as of March 17, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, IMS AG, a Swiss corporation and a subsidiary of the Parent Borrower (“Swiss Subsidiary Borrower”), IMS Japan K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of the Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), Holdings, Bank of America, N.A., as Administrative Agent and collateral agent (in such capacities, the “Administrative Agent”), and the other agents, arrangers, lenders and parties thereto from time to time. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or Security Agreement, as context dictates.

As used herein, the term “Companies” means Holdings, Borrowers and each Guarantor and the term “Company” means any of the Companies.

1. Names.

(a) The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation of each Company.

(b) Set forth in Schedule 1(b) is a list of any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

(c) Set forth in Schedule 1(c) is a list of all other names used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time between January 1, 2005 and the date hereof. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

2. Current Locations. The chief executive office of each Company is located at the address set forth in Schedule 2.

3. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described in Schedule 3, all of the Collateral has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

4. Real Property. Attached as Schedule 4(a) is a list of all Material Real Property located in the United States as of the date hereof. Except as described in Schedule 4(b), no Company has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the Material Real Property described in Schedule 4(a).

5. Stock Ownership and Other Equity Interests. Attached as Schedule 5(a) is a true and correct list of all of the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Company (other than Holdings) and its Domestic Subsidiaries and its first-tier foreign Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests setting forth the percentage of such equity interests pledged under the Security Agreement. Set forth in Schedule 5(b) is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made and the percentage owned by such Company.

6. Instruments and Tangible Chattel Paper. Attached as Schedule 6 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness, in each case with an aggregate face amount of at least $10,000,000, held by each Company as of the date hereof, including a schedule of all intercompany loans evidenced by a Japanese Intercompany Note, Global Intercompany Note or Swiss Intercompany Note between or among any two or more Companies or any of their Subsidiaries, stating if such instruments, chattel paper or other evidence of indebtedness is pledged under the Security Agreement.

7. Intellectual Property.

(a) Attached as Schedule 7(a) is a schedule setting forth all of each Company’s Patents and Trademarks applied for or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each Patent or Trademark owned by each Company.

(b) Attached as Schedule 7(b) is a schedule setting forth all of each Company’s registered United States Copyrights, including the name of the registered owner and the registration number of each Copyright owned by each Company.

8. Commercial Tort Claims. Attached as Schedule 8 is a true and correct list of all Commercial Tort Claims held by each Company where the damages claimed by the applicable Company exceeds $15,000,000 and the suit is pending in any governmental court of the United States, any state thereof or any political subdivision of such a state, including a brief description of such Commercial Tort Claims and stating if such Commercial Tort Claims are required to be pledged under the Security Agreement.

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Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Healthcare Technology Intermediate Holdings, Inc.	Corporation	Yes	4785655	27-1937826	Delaware
IMS Health Incorporated	Corporation	Yes	2853719	06-1506026	Delaware
IMS AG	Corporation	Not applicable	CH-170.3.004.653-9	98-0344846	Switzerland
IMS Japan K.K.	Corporation	Not applicable	4667298(DE)	42-1768001(DE)	Japan and Delaware
Amundsen Publications, LLC	Limited liability company	Yes	4973252	06-1506026	Delaware
Appature Inc.	Corporation	Yes	602788903	34-4631477	Washington
Arsenal Holding Company	Corporation	Yes	3404254	51-0411518	Delaware
Arsenal Holding (II) Company	Corporation	Yes	3410800	51-0411520	Delaware
Coordinated Management Holdings, L.L.C.	Limited liability company	Yes	4699150	80-0429552	Delaware
Coordinated Management Systems, Inc.	Corporation	Yes	0836920	41-1301965	Delaware

Data Niche Associates, Inc.	Corporation	Yes	56522255	36-3783531	Illinois
Enterprise Associates L.L.C.	Limited liability company	Yes	3008531	06-1538890	Delaware
IMS ChinaMetrik Incorporated	Corporation	Yes	2873491	06-1510295	Delaware
IMS Contracting & Compliance, Inc.	Corporation	Yes	2871983	06-1538888	Delaware
IMS Government Solutions, Inc.	Corporation	Yes	4614083	54-1947506	Delaware
IMS Health Finance, Inc.	Corporation	Yes	2881696	06-1513062	Delaware
IMS Health Holding Corporation	Corporation	Yes	2635483	06-1458102	Delaware
IMS Health India Holding Corporation	Corporation	Yes	2652710	06-1463076	Delaware
IMS Health Investing Corporation	Corporation	Yes	2385478	22-3318968	Delaware
IMS Health Investments, Inc.	Corporation	Yes	2881699	06-1513066	Delaware
IMS Health Licensing Associates, L.L.C.	Limited liability company	Yes	2339171	98-0137321	Delaware
IMS Health Purchasing, Inc.	Corporation	Yes	3059088	06-1549942	Delaware
IMS Health Trading Corporation	Corporation	Yes	2458300	22-3397225	Delaware

IMS Health Transportation Services Corporation	Corporation	Yes	2067231	13-3337620	Delaware
IMS Holding Inc.	Corporation	Yes	4263352	71-1019378	Delaware
IMS Services, LLC	Limited liability company	Yes	3178047	05-0580397	Delaware
IMS Software Services Ltd.	Corporation	Yes	2167722	51-0311418	Delaware
IMS Trading Management, Inc.	Corporation	Yes	4400564	77-0704608	Delaware
Intercontinental Medical Statistics International, Ltd.	Corporation	Yes	2704894	22-3511819	Delaware
Market Research Management, Inc.	Corporation	Yes	3576895	52-2384007	Delaware
Med-Vantage, Inc.	Corporation	Yes	4410551	95-4688568	Delaware
PharMetrics, Inc.	Corporation	Yes	000697469	04-3428516	Delaware
RX India Corporation	Corporation	Yes	2662039	06-1463077	Delaware
Spartan Leasing Corporation	Corporation	Yes	2154388	13-3455890	Delaware
The Amundsen Group, Inc.	Corporation	Yes	02842729	20-2842729	Massachusetts
The Tar Heel Trading Company, LLC	Limited Liability Company	Yes	2982015	23-3070098	Pennsylvania
TTC Acquisition Corporation	Corporation	Yes	5190444	46-0688913	Delaware
ValueMedics Research, LLC	Limited liability company	Yes	3633817	03-0509652	Delaware

Schedule 1(b)

Prior Organizational Names

Company	Prior Name	Date of Change
IMS Government Solutions, Inc.	Synchronous Knowledge Inc.	January 2006
PharMetrics, Inc.	IMSH 2005 Holding Corp.	July 2005
IMS Contracting & Compliance, Inc.	New Sierra Acquisition Corporation	July 2005
	Envision Consulting Group, L.L.C.	July 2005
	IMS Contract Management Services, Inc.	August 2007
IMS Health Licensing Associates, L.L.C.	IMS Health Licensing Associates, L.P.	March 2005
Med-Vantage, Inc.	Med-Vantage (Delaware) Inc.	August 2007
Med-Vantage, Inc.	IMS Redwood Acquisition Corporation	May 2011
Appature Inc.	IMS-Athens Acquisition Corp.	March 2013

Schedule 1(c)

Changes in Corporate Identity; Other Names

Corporate Name of Entity	Action	Date of Action	State of Formation	List of All Other Names Used on Any Filings with the Internal Revenue Service During Past Five Years
Appature Inc.	Merger	March 11, 2013	Washington	IMS-Athens Acquisition Corp.
IMS Health Incorporated	Dissolution and Distribution of Assets	October 31, 2013	New Jersey	Semantelli LLC
IMS Health Incorporated	Merger	December 31, 2013	Arizona	360 Vantage LLC
IMS Trading Management, Inc.	Merger	December 5, 2012	Delaware	IMS Health Finance Ltd.
The Tar Heel Trading Company, LLC	Merger	8/9/2012	Pennsylvania	Standard of Care Holdings, LLC
IMS Health Incorporated	Acquisition	4/7/2008	Delaware	Health Vanguard, Inc.
IMS Health Incorporated	Acquisition	4/7/2008	Delaware	Health Benchmarks, Inc.
IMS Government Solutions, Inc.	Acquisition	10/20/2008 5/18/2005	Delaware Virginia	Synchronous Knowledge Inc.
Med-Vantage, Inc. (formerly known as Med-Vantage (Delaware) Inc.)	Merger	8/21/2007	California	Med-Vantage, Inc.

Corporate Name of Entity	Action	Date of Action	State of Formation	List of All Other Names Used on Any Filings with the Internal Revenue Service During Past Five Years
The Tar Heel Trading Company, LLC	Merger	3/31/2007	Pennsylvania	TTC Holdings, LLC
IMS Health Incorporated	Acquisition	3/12/2007	Delaware	ValueMedics Research, LLC
IMS Health Incorporated	Acquisition	1/26/2007	Delaware	MIHS Holdings, Inc.
IMS Health Incorporated	Acquisition	12/15/2006	Delaware	Dynamic Research and Solutions Inc.
IMS Health Incorporated	Acquisition	12/14/2006	N/A	Strategic Decisions Group
IMS Health Incorporated	Acquisition	10/3/2005	Indiana	CORE-USA, LLC
IMS Health Incorporated	Acquisition	7/14/2005	Delaware	PharMetrics, Inc.
IMS Health Incorporated	Acquisition	7/14/2005	Delaware	Envision Consulting Group, LLC
IMS Health Incorporated	Acquisition	7/4/2005	Delaware	Areks US Inc.
IMS Health Incorporated	Acquisition	1/26/2005	N/A	SAI Healthcare, LLC

Schedule 2

Chief Executive Offices

Company	Address	County	State
Healthcare Technology Intermediate Holdings, Inc.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Incorporated	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS AG	Dorfplatz 4, 6330 Cham	Not applicable	Switzerland
IMS Japan K.K.	Toranomon Towers Office, 4-1-28 Toranomon, Minato-ku, Tokyo 105-0001	Not applicable	Japan
Amundsen Publications, LLC	35 Corporate Drive, Suite 450 Burlington, Massachusetts 01803	Middlesex	Massachusetts
Appature Inc.	1633 Westlake Avenue N., Suite 400 Seattle, Washington, 98109	King	Washington
Arsenal Holding Company	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
Arsenal Holding (II) Company	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
Coordinated Management Holdings, L.L.C.	801 West Street, 2nd Floor, Wilmington, DE 19801-1545	New Castle	Delaware
Coordinated Management Systems, Inc.	801 West Street, 2nd Floor, Wilmington, DE 19801-1545	New Castle	Delaware
Data Niche Associates, Inc.	9 Parkway North, Suite 350, Deerfield, IL 60015-2544	Lake	Illinois
Enterprise Associates L.L.C.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS ChinaMetrik Incorporated	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Contracting & Compliance, Inc.	11 Waterview Blvd., Parsippany, NJ 07054	Morris	New Jersey

Company	Address	County	State
IMS Government Solutions, Inc.	8280 Willow Oaks Corporate Drive, Suite 775, Fairfax, VA 22031	Fairfax	Virginia
IMS Health Finance, Inc.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Holding Corporation	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health India Holding Corporation	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Investing Corporation	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Investments, Inc.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Licensing Associates, L.L.C.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Purchasing, Inc.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Health Trading Corporation	1007 Orange Street, Suite 1410, Nemours Building, Wilmington, Delaware 19801	New Castle	Delaware
IMS Health Transportation Services Corporation	288 Christian Street, Oxford, CT 06478	Oxford	Connecticut
IMS Holding Inc.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Services, LLC	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
IMS Software Services Ltd.	1007 Orange Street, Suite 1410, Nemours Building, Wilmington, Delaware 19801	New Castle	Delaware
IMS Trading Management, Inc.	1007 Orange Street, Suite 1410, Nemours Building, Wilmington, Delaware 19801	New Castle	Delaware
Intercontinental Medical Statistics International, Ltd. (DE)	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
Market Research Management, Inc.	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
Med-Vantage, Inc.	111 Sutter Street, Suite 1400, San Francisco, CA 94104	San Francisco	California

Company	Address	County	State
PharMetrics, Inc.	311 Arsenal Street, Watertown, MA 02472	Middlesex	Massachusetts
RX India Corporation	83 Wooster Heights Road Danbury, Connecticut 06810	Fairfield	Connecticut
Spartan Leasing Corporation	1007 Orange Street, Suite 1410, Nemours Building, Wilmington, Delaware 19801	New Castle	Delaware
The Amundsen Group, Inc.	35 Corporate Drive, Suite 450 Burlington, Massachusetts 01803	Middlesex	Massachusetts
The Tar Heel Trading Company, LLC	The Enterprise Center, 4548 Market Street, Philadelphia, PA 19139	Philadelphia	Pennsylvania
TTC Acquisition Corporation	83 Wooster Heights Road, Danbury, CT 06810	Fairfield	Connecticut
ValueMedics Research, LLC	300 North Washington Street, Suite 303, Falls Church, VA 22046-3441	Fairfax	Virginia

Schedule 3

Transactions Other Than in the Ordinary Course of Business

Company	Description of Transaction Including Parties Thereto	Date of Transaction
IMS Health Incorporated	Merger of 360 Vantage LLC into IMS Health Incorporated	December 31, 2013
Semantelli LLC	Dissolution of Semantelli LLC	October 31, 2013
IMS Health Incorporated	Acquisition of The Amundsen Group, Inc.	December 5, 2013
IMS Health Incorporated	Acquisition of Amundsen Publications, LLC	December 5, 2013
MS Health Incorporated	Diversinet Asset Purchase	September 12, 2013
IMS Health Incorporated	Acquisition of Kent Capital	February 20, 2014
IMS Trading Management, Inc.	Merger of IMS Health Finance Ltd. with and into IMS Trading Management, Inc.	December 5, 2012
The Tar Heel Trading Company, LLC	Merger of Standard of Care Holdings, LLC with and into The Tar Heel Trading Company, LLC	August 9, 2012
Med-Vantage, Inc.	Merger of Health Vanguard, Inc. into Med-Vantage, Inc.	October 1, 2011
Health Vanguard, Inc.	Merger of Health Benchmarks, Inc. into Health Vanguard, Inc.	September 30, 2011
Health Vanguard, Inc.	Acquisition of Med-Vantage, Inc.	May 26, 2011
IMS Health Incorporated	Acquisition of SDI Health LLC Merger of SDI Health LLC into IMS Health Incorporated	January 13, 2011 December 31, 2011
IMS Health Canada Inc.	Acquisition of Brogan, Inc.	July 1, 2010
IMS Health Incorporated	Acquisition of Skura Corporation Inc.	October 10, 2008
IMS Health Incorporated	Acquisition of Health Benchmarks, Inc.	April 7, 2008

Company	Description of Transaction Including Parties Thereto	Date of Transaction
IMS Health Incorporated	Acquisition of Health Vanguard Inc.	April 4, 2008
IMS Health Incorporated	Acquisition of Mediniatives, Inc.	November 26, 2007
IMS Health Incorporated	Acquisition of Innovative Health Strategies, Inc.	November 26, 2007
IMS Health Incorporated	Acquisition of MIHS Holdings, Inc.	November 26, 2007
IMS Japan K.K.	Acquisition of Datasurf, Co.	July 3, 2007
The Tar Heel Trading Company, LLC	Merger of TTC Holdings, LLC with and into The Tar Heel Trading Company, LLC	March 31, 2007
IMS Health Incorporated	Acquisition of ValueMedics Research, LLC	March 12, 2007
IMS Health Incorporated	Acquisition of Dynamic Research and Solutions Inc.	December 15, 2006
IMS Health Incorporated	Acquisition of Life Sciences Practice of Strategic Decisions Group	December 14, 2006
IMS Health Incorporated	Acquisition of CORE-USA, LLC	October 3, 2005
IMS Health Incorporated	Acquisition of PharMetrics, Inc.	July 14, 2005
IMS Health Incorporated	Acquisition of Envision Consulting Group, LLC	July 14, 2005
IMS Health Incorporated	Acquisition of Areks US Inc.	July 4, 2005
IMS Government Solutions, Inc.	Acquisition of Synchronous Knowledge Inc.	May 18, 2005
IMS Health Incorporated	Acquisition of SAI Healthcare, LLC	January 26, 2005

Schedule 4(a)

Material Real Property

None

Schedule 4(b)

Company Held Landlord’s/ Grantor’s Interests in Material Real Property

None

Schedule 5

(a) Equity Interests of Companies, U.S. Subsidiaries and first-tier foreign Subsidiaries

(1) Pledged LLC Interests1

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percentage Owned
Coordinated Management Holdings, L.L.C.	Coordinated Management Systems, Inc.	1	100%	100%
Enterprise Associates L.L.C.	IMS Health Incorporated	Uncertificated	990	100%
	IMS Software Services Ltd.	Uncertificated	10
IMS Health Licensing Associates, L.L.C.	Coordinated Management Systems, Inc.	Uncertificated	N/A	92.850%
	Coordinated Management Holdings, L.L.C.	Uncertificated	N/A	5.592%
	IMS Health Incorporated	Uncertificated	N/A	1.558%
IMS Services, LLC	IMS Health Incorporated	Uncertificated	N/A	100%
The Tar Heel Trading Company, LLC	TTC Acquisition Corporation	9	100%	100%
ValueMedics Research, LLC	IMS Health Incorporated	1	100%	100%
Amundsen Publications, LLC	IMS Health Incorporated	Uncertificated	N/A	100%

(2) Pledged Partnership Interests

None.

(3) Pledged Stock

[1]	Other than the Equity Interests of ValueMedics Research, LLC, the Equity Interests of the limited liability companies do not constitute securities under Article 8 of the Uniform Commercial Code.

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percentage Owned
IMS Health Incorporated	Healthcare Technology Intermediate Holdings, Inc.	1	182,000,000	100%
IMS Japan K.K.	IMS Health Incorporated	0006	12,801	100%
The Amundsen Group, Inc.	IMS Health Incorporated	2	100	100%
Appature Inc.	IMS Health Incorporated	1	1,000	100%
Arsenal Holding Company	IMS Health Incorporated	1	100	100%
Arsenal Holding (II) Company	IMS Health Incorporated	1	100	100%
Coordinated Management Systems, Inc.	IMS Health Incorporated	1	1,000	100%
Data Niche Associates, Inc.	IMS Health Incorporated	2	951, voting common shares	100%
		3	9510, non-voting common shares
IMS ChinaMetrik Incorporated	IMS Health Incorporated	7	1,000	100%
IMS ChinaMetrik Limited	IMS Health Incorporated	7	33	99%
		8	66
IMS Contracting & Compliance, Inc.	IMS Health Incorporated	2	100	100%
IMS (Gibraltar) Holding Limited	IMS Health Incorporated	2	6,600	100%
		3	3,400
IMS (Gibraltar) Investments Limited	IMS Health Incorporated	1	100	100%
		2	32
		3	68
IMS Government Solutions, Inc.	IMS Health Incorporated	1	100	100%
IMS Health Asia Pte. Ltd.	IMS Health Incorporated	5	60,765	100%
		6	31,302
IMS Health (Australia) Partnership	Enterprise Associates L.L.C.	Uncertificated	N/A	1%
	IMS Services, LLC	Uncertificated	N/A	99%
IMS Health Canada Inc.	IMS Health Incorporated	NS-1	66	100%
		NS-2	34
IMS Health Finance, Inc.	IMS Health Incorporated	1	100	100%
IMS Health Group Limited	IMS Health Incorporated	2	3,960,066	100%
		3	2,040,034
IMS Health Holding Corporation	IMS Health Incorporated	2	100	100%

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percentage Owned
IMS Health Holdings (Pty.) Ltd.	IMS Health Trading Corporation	69	26,400	100%
		70	13,600
IMS Health India Holding Corporation	IMS Health Incorporated	2	100	100%
IMS Health India Private Limited	IMS Health India Holding Corporation	01	10	100%
	IMS Health India Holding Corporation	02	10
	RX India Corporation	03	1,014,875
	RX India Corporation	04	5,701,519
	RX India Corporation	6	898,481
	RX India Corporation	7	2,385,105
IMS Health Investing Corporation	IMS Health Incorporated	1	100	100%
IMS Health Investments, Inc.	IMS Health Incorporated	3	100	100%
IMS Information Medical Statistics (Israel) Ltd.	IMS Health Incorporated	5	66	100%
	IMS Health Incorporated	6	33
	IMS AG	7	1
IMS Health Korea Ltd.	IMS Health Incorporated	000001	1	100%
		000002	1
		000003	1
		000004	1
		000005	1
		000006	1
		000007	1
		000008	1
		000009	1
		000010	1
		000011	10
		000012	10
		000013	10
		000014	10
		000015	10
		000016	10
		000017	10
		000018	10
		000019	10
		000101	100
		000102	100
		000103	100
		000104	100
		000105	100
		000106	100
		000107	100
		000108	100

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percentage Owned
		001001	1,000
		001002	1,000
		001003	1,000
		001004	1,000
		001005	1,000
		001006	1,000
		001007	1,000
		001008	1,000
		001009	1,000
		001010	1,000
		001011	1,000
		001012	1,000
		001013	1,000
		001014	1,000
		010001	10,000
		010002	10,000
		010003	10,000
		010004	10,000
IMS Health Philippines, Inc.	IMS Health Incorporated	026	13,200	99.975%
		027	6,795
IMS Health Puerto Rico Inc.	IMS Health Incorporated	6	66	100%
		7	34
IMS Health Purchasing, Inc.	IMS Health Incorporated	2	100	100%
IMS Health Taiwan Ltd.	IMS Health Incorporated	Uncertificated	N/A	100%
IMS Health Trading Corporation	IMS Health Incorporated	1	100	100%
IMS Health Transportation Services Corporation	IMS Health Incorporated	2	1,000	100%
IMS Holding Inc.	IMS Health Incorporated	1	100	100%
IMS Market Research Consulting (Shanghai) Co., Ltd.	IMS ChinaMetrik Incorporated	Uncertificated	N/A	100%
IMS Software Services Ltd.	IMS Health Incorporated	1	100	100%
IMS Trading Management, Inc.	IMS Japan K.K.	2	499, common stock	11%
	IMS Health Finance, Inc.	6	3,782, common stock	83.4%
	IMS Japan K.K.	2	184, preferred stock	48.42%
	IMS Health Finance, Inc.	3	96, preferred stock	25.26%

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percentage Owned
Intercontinental Medical Statistics International, Ltd.	IMS Health Incorporated	2	100	100%
Market Research Management, Inc.	IMS Health Incorporated	1	100	100%
Med-Vantage, Inc.	IMS Health Incorporated	15	100	100%
PharMetrics, Inc.	IMS Health Incorporated	1	100	100%
RX India Corporation	IMS Health India Holding Corporation	2	100	100%
Spartan Leasing Corporation	IMS Health Licensing Associates, L.L.C.	10	1,000	100%
TTC Acquisition Corporation	IMS Health Incorporated	1	100	100%

Schedule 8

Commercial Tort Claims

None.

SCHEDULE 5.4

FILING OFFICES

Grantor	Filing Office
Healthcare Technology Intermediate Holdings, Inc.	Delaware Secretary of State
IMS Health Incorporated	Delaware Secretary of State
Amundsen Publications, LLC	Delaware Secretary of State
Appature Inc.	Washington Department of Licensing
Arsenal Holding Company	Delaware Secretary of State
Arsenal Holding (II) Company	Delaware Secretary of State
Coordinated Management Holdings, L.L.C.	Delaware Secretary of State
Coordinated Management Systems, Inc.	Delaware Secretary of State
Data Niche Associates, Inc.	Illinois Secretary of State
Enterprise Associates L.L.C.	Delaware Secretary of State
IMS ChinaMetrik Incorporated	Delaware Secretary of State
IMS Contracting & Compliance, Inc.	Delaware Secretary of State
IMS Government Solutions, Inc.	Delaware Secretary of State
IMS Health Finance, Inc.	Delaware Secretary of State
IMS Health Holding Corporation	Delaware Secretary of State
IMS Health India Holding Corporation	Delaware Secretary of State
IMS Health Investing Corporation	Delaware Secretary of State
IMS Health Investments, Inc.	Delaware Secretary of State
IMS Health Licensing Associates, L.L.C.	Delaware Secretary of State
IMS Health Purchasing, Inc.	Delaware Secretary of State
IMS Health Trading Corporation	Delaware Secretary of State
IMS Health Transportation Services Corporation	Delaware Secretary of State
IMS Holding Inc.	Delaware Secretary of State
IMS Services, LLC	Delaware Secretary of State
IMS Software Services Ltd.	Delaware Secretary of State
IMS Trading Management, Inc.	Delaware Secretary of State
Intercontinental Medical Statistics International, Ltd.	Delaware Secretary of State
Market Research Management, Inc.	Delaware Secretary of State
Med-Vantage, Inc.	Delaware Secretary of State
PharMetrics, Inc.	Delaware Secretary of State
RX India Corporation	Delaware Secretary of State
Spartan Leasing Corporation	Delaware Secretary of State
The Amundsen Group, Inc.	Secretary of the Commonwealth of Massachusetts
The Tar Heel Trading Company, LLC	Pennsylvania Department of State
TTC Acquisition Corporation	Delaware Secretary of State
ValueMedics Research, LLC	Delaware Secretary of State

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

SECURITY AGREEMENT SUPPLEMENT

This SECURITY AGREEMENT SUPPLEMENT, dated as of [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Amended and Restated Pledge and Security Agreement, dated as of March 17, 2014 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Healthcare Technology Intermediate Holdings, Inc., IMS Health Incorporated, the other Grantors named therein, and Bank of America, N.A., as the Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Administrative Agent set forth in the Security Agreement of, and does hereby grant to the Administrative Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplemental Collateral Disclosure Schedule accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement with respect to such Grantor and hereby agrees that such Supplemental Collateral Disclosure Schedule shall constitute part of the Schedules to the Security Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, Grantor has caused this Security Agreement Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

Ex. A-1

SUPPLEMENTAL COLLATERAL DISCLOSURE SCHEDULE

See Attached

Ex. A-2

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of [mm/dd/yy], by and among [ADD PLEDGORS], (each individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to an Amended and Restated Pledge and Security Agreement, dated as of March 17, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all Trademarks of such Pledgor listed on Schedule I attached hereto.

SECTION 3. Security Agreement. This Trademark Security Agreement has been executed and delivered by the Pledgor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with Section 11 thereof, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

Ex. B-1

SECTION 6. Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York.

[signature page follows]

Ex. B-2

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[ADD PLEDGORS]

By:
Name:
Title:

Ex. B-3

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Ex. B-4

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations:

Trademark Name	Registered Owner	Registration Number	Registration Date

Ex. B-5

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of [mm/dd/yy], by and among [ADD PLEDGORS], (each individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to an Amended and Restated Pledge and Security Agreement, dated as of March 17, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all Copyrights of such Pledgor listed on Schedule I attached hereto.

SECTION 3. Security Agreement. This Copyright Security Agreement has been executed and delivered by the Pledgor for the purpose of recording the grant of security interest herein with the United States Copyright Office. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with Section 11 thereof, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

Ex. C-1

SECTION 6. Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York.

[signature page follows]

Ex. C-2

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[ADD PLEDGORS]

By:
Name:
Title:

Ex. C-3

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Ex. C-4

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

Copyright Registrations:

Registered Owner	Title	Registration Number

Ex. C-5

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of [mm/dd/yy], by and among [ADD PLEDGORS] (each individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to an Amended and Restated Pledge and Security Agreement, dated as of March 17, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all Patents of such Pledgor listed on Schedule I attached hereto.

SECTION 3. Security Agreement. This Patent Security Agreement has been executed and delivered by the Pledgor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with Section 11 thereof, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

Ex. D-1

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York.

[signature page follows]

Ex. D-2

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[ADD PLEDGORS]

By:
Name:
Title:

Ex. D-3

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Ex. D-4

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patent Registrations:

Assignee	Patent Number	Grant Date	Title

Ex. D-5